UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2008
Asyst Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

California	000-22430	94-2942251

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

46897 Bayside Parkway, Fremont, California	94538

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 661-5000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment of 2003 Equity Incentive Plan
     On September 16, 2008, at its Annual Meeting of Shareholders (the “2008 Annual Meeting”), the Registrant’s shareholders approved an amendment to the Registrant’s 2003 Equity Incentive Plan (the “Plan”). The amendment increased from 5,900,000 to 6,800,000 the aggregate number of shares of the Registrant’s Common Stock authorized for issuance and available for award as incentive stock options under the Plan.
     The Registrant’s board of directors previously approved the amendment to the Plan on July 28, 2008, subject to shareholder approval at the 2008 Annual Meeting. The Plan, as amended, is included in the Proxy Statement for the 2008 Annual Meeting that the Registrant filed with the Securities and Exchange Commission on August 13, 2008.
Section 8 — Other Events.
Item 8.01. Other Events.
Amendment of 1993 Employee Stock Purchase Plan
     At the 2008 Annual Meeting, the Registrant’s shareholders also approved an amendment to the Registrant’s 1993 Employee Stock Purchase Plan (the “ESPP”). That amendment increased from 3,000,000 to 3,500,000 the aggregate number of shares of the Registrant’s common stock authorized for issuance under the ESPP.
Submission of Matters to a Vote of Security Holders
     At the 2008 Annual Meeting, the following individuals were elected to serve as members of our Board of Directors until the next Annual Meeting of Shareholders or until their successors are elected and have qualified:

	FOR	WITHHELD
Stephen S. Schwartz, PhD.	32,581,140	10,157,544
Stanley Grubel	31,824,721	10,913,963
Robert A. McNamara	32,605,090	10,133,594
Anthony E. Santelli	30,001,384	12,737,300
William Simon	32,625,155	10,113,529
Walter W. Wilson	31,825,085	10,913,599
     Each of the other proposals presented at the Annual Meeting was approved as follows:
          To approve the above-described amendment to the 2003 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	NO-VOTE
16,231,647	12,058,811	121,077	14,327,149
          To approve the above-described amendment to the 1993 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	NO-VOTE
20,166,404	8,138,154	106,977	14,327,149
          To ratify the selection of PricewaterhouseCoopers, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending March 31, 2009:

FOR	AGAINST	ABSTAIN
39,241,124	2,970,716	526,844

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: September 22, 2008	By:	/s/ Steve Debenham
Steve Debenham
Vice President, Secretary, and General Counsel

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